Waiver  dated  as of  May
                                                     12,  2000  to the  Mortgage
                                                     made and entered into as of
                                                     October   27,   1994   (the
                                                     "Agreement"),  from  Hirsch
                                                     International   Corp.  (the
                                                     "Mortgagor"), a corporation
                                                     organized    and   existing
                                                     under the laws of the State
                                                     of Delaware,  and The Chase
                                                     Manhattan  Bank,   formerly
                                                     known as Chemical  Bank,  a
                                                     banking   corporation  duly
                                                     organized    and   existing
                                                     under the laws of the State
                                                     of New York (the "Bank).


WHEREAS, the Mortgagor wishes to waive certain provisions of the Agreement with respect to certain reporting requirements;

WHEREAS, the Bank has consented to waive certain provisions of the Agreement to reflect the changes herein set forth;

NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereby agree as follows:


     1. Waiver of Section 22 Events of Default (u) Compliance with Section 22(u) of the Agreement is hereby waived to permit the Debt Service Coverage Ratio to be less than the required 1.25 to 1.00 at January 31, 2000 provided that the ratio was not less than (2.36) to 1.00 at January 31, 2000.

     2. Amendment to Section 22 Events of Default (u) Section 22 (u) is hereby amended as follows: The Debt Service Coverage Ratio of the mortgagor shall be not less than (6.90) to 1.00 at April 30, 2000, not less than (7.40) at July 31, 2000, not less than (6.30)at October 31, 2000 and not less than 1.25 to 1.00 at January 31, 2001, and thereafter.


This Waiver shall be construed and enforced in accordance with the laws of the State of New York.

Except as expressly amended or consented to hereby, the Agreement shall remain in full force and effect in accordance with the original terms thereof. The Waiver herein contained is limited specifically to the matters set forth above and does not constitute directly or by implication a waiver of any other provision of the Agreement or any default which may occur or may have occurred under the Agreement.

Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Agreement.

The Mortgagor hereby represents and warrants that, after giving effect to this Waiver, no Event of Default or Default exists under the Agreement or any related documents.

This Waiver shall become effective when duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Bank.

IN WITNESS WHEREOF, the Mortgagor and the Bank have caused the Waiver to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                              Hirsch International Corp.


                                              By:/s/ Richard M. Richer
                                                 ---------------------
                                                 Richard M. Richer
                                                 VP of Finance and Chief
                                                 Financial Officer

FKM/ges
Formltr/1

(Seal)


ATTEST.


/s/ Howard Arnberg
-------------------
Howard Arnberg
Asst. Secretary



Accepted this 12th day of May, 2000 by The Chase Manhattan Bank, formerly Chemical Bank


By:    /s/ Christopher G. Zimmerman
       ----------------------------
       Christopher G. Zimmerman
Title: Vice President